UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA	02108
(Address of principal executive offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K originally filed on September 9, 2024 (the “Original 8-K”) by Allarity Therapeutics, Inc., a Delaware corporation (the “Company”). The purpose of this Amendment is to correct the effective time of the reverse stock split to 12:01 a.m. (Eastern Time) on September 11, 2024 and file a copy of the Certificate of Correction as Exhibit 3.3 hereto. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original 8-K.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure required by this Item 3.03 is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2024 Annual Meeting of Stockholders of the Company held on September 3, 2024 (the “Annual Meeting”), the Company’s stockholders, upon the recommendation of the Company’s board of directors (the “Board”), approved an amendment to the Allarity Therapeutics Inc. 2021 Equity Incentive Plan, as amended, (the “Plan”) to increase the aggregate number of shares of our common stock, par value $0.0001 (the “Common Stock”) authorized for grant under the Plan from 2,168,330 to 10,594,876.

A summary of the Plan was included as part of Proposal 5 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on August 20, 2024, and is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved two proposals to amend the Company’s Certificate of Incorporation, as amended to date (the “Charter”). Subsequently, on September 9, 2024, the Company filed both a Sixth Certificate of Amendment to Certificate of Incorporation (the “Sixth Certificate of Amendment”) and a Seventh Certificate of Amendment to Certificate of Incorporation (the “Seventh Certificate of Amendment”) with the Secretary of State of the State of Delaware.

The Sixth Certificate of Amendment to Certificate of Incorporation

On September 9, 2024, the Company filed the Sixth Certificate of Amendment with the Secretary of State of the State of Delaware to decrease the number of authorized shares from 750,500,000 to 250,500,000, and to decrease the number of our Common Stock from 750,000,000 to 250,000,000, effective as of 9:30 a.m. (Eastern Time) on September 9, 2024. This amendment was approved by the Company’s stockholders at the Annual Meeting, as described below under Item 5.07.

The information set forth herein is qualified in its entirety by reference to the complete text of the Sixth Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Seventh Certificate of Amendment to Certificate of Incorporation

On September 9, 2024, the Company filed the Seventh Certificate of Amendment, as corrected by the Certificate of Correction, with the Secretary of State of the State of Delaware to effect a 1-for-30 reverse stock split of the shares of the Common Stock, effective as of 12:01 a.m. (Eastern Time) on September 11, 2024.

As described below under Item 5.07, at the Annual Meeting, the Company’s stockholders approved a proposal to amend the Charter, at the discretion of the Board to effect a reverse stock split of the Company’s issued and outstanding Common Stock, at a ratio between 1-for-5 and 1-for-30 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement. Upon receipt of the stockholder approval, the Board was granted the discretion to effect a reverse stock split of the Common Stock through the filing of the Seventh Certificate of Amendment, at a ratio of not less than 1-for-5 and not more than 1-for-30, with such ratio to be determined by the Board. Following such stockholder approval at the conclusion of the Annual Meeting, the Board determined a ratio of 1-for-30 for the Reverse Stock Split.

As a result of the Reverse Stock Split, every 30 shares of issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split will be rounded up to the next whole number.

Proportionate adjustments will be made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options granted by the Company, and the number of shares of Common Stock reserved for future issuance under the Plan.

The Common Stock will begin trading on a reverse stock split-adjusted basis on the Nasdaq Capital Market on September 11, 2024. The trading symbol for the Common Stock will remain “ALLR.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 016744500.

The information set forth herein is qualified in its entirety by reference to the complete text of the Seventh Certificate of Amendment, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, which is filed as Exhibit 3.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, seven (7) proposals were submitted to the Company’s stockholders of record for a vote. The proposals are described in detail in the Definitive Proxy Statement filed with the SEC on August 20, 2024 (the “Proxy Statement”). As of the close of business on August 20, 2024, holders of the Company’s Common Stock and Series A Convertible Redeemable Preferred Stock were entitled to vote together as a single class on the proposals described below.

The proposals were approved by the requisite vote of the Company’s stockholders. Sufficient votes were received to approve the Adjournment Proposal (as defined below), but such an adjournment was not necessary in light of the approval of the Director Proposal, the Independent Auditor Proposal, the Share Decrease Proposal, the Reverse Stock Split Proposal, the 2021 Plan Amendment Proposal, and the Officer Exculpations Amendment Proposal, (each as defined below).

The final voting results for each proposal are described below. For more information on each of these proposals, please refer to the Proxy Statement.

Proposal 1: To elect two (2) Class II directors, Gerald W. McLaughlin and Laura E. Benjamin, to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified (the “Director Proposal”).

Name	Votes For	Votes Withheld	Broker Non-Votes
Gerald W. McLaughlin	28,435,573	3,189,245	5,601,367
Laura E. Benjamin	28,842,908	2,781,910	5,601,367

Proposal 2: To ratify the appointment of Wolf & Company, P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Independent Auditor Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,573,867	1,230,893	421,425	N/A

Proposal 3: To approve an amendment to our Certificate of Incorporation, to decrease the number of authorized shares from 750,500,000 to 250,500,000, and to decrease the number of our Common Stock from 750,000,000 to 250,000,000, in substantially the form attached to the Proxy Statement as Appendix A (the “Share Decrease Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,489,052	3,601,552	135,581	N/A

Proposal 4: To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix B, to, at the discretion of our board of directors, effect a reverse stock split with respect to our issued and outstanding Common Stock, par value $0.0001 per share, at a ratio between 1-for-5 and 1-for-30, with the board of directors having the discretion as to whether or not the reverse stock split is to be effected, with the exact ratio of any reverse stock split (the “Split Ratio”) to be set within the above range as determined by the board of directors in its discretion, and without a corresponding reduction in the total number of authorized shares of Common Stock (the “Reverse Stock Split Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,181,251	13,030,619	14,315	N/A

Proposal 5: To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to the Proxy Statement as Appendix C, to increase the aggregate number of shares of Common Stock authorized for grant under the 2021 Plan from 2,168,330 to 10,594,876 (or the quotient obtained by dividing such number by the Split Ratio, if the Reverse Stock Split Proposal is approved and implemented) (the “2021 Plan Amendment Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,677,975	5,876,819	70,024	5,601,367

Proposal 6: To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix D, to limit the liability of certain officers as permitted by Delaware Law (the “Officer Exculpation Amendment Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,109,903	7,268,564	246,351	5,601,367

Proposal 7: To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Director Proposal, the Independent Auditor Proposal, the Share Decrease Proposal, the Reverse Stock Split Proposal, the 2021 Plan Amendment Proposal or the Officer Exculpations Amendment Proposal (the “Adjournment Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,519,301	11,497,129	209,755	N/A

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Sixth Certificate of Amendment to Certificate of Incorporation of Allarity Therapeutics, Inc.
3.2*	Seventh Certificate of Amendment to Certificate of Incorporation of Allarity Therapeutics, Inc.
3.3	Certificate of Correction to the Seventh Certificate of Amendment to the Certificate of Incorporation of Allarity Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed with the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer

Dated: September 9, 2024